Exhibit 99.1

Graf Industrial Corp. Announces Business Update for Velodyne Lidar and Investor Webinar

•	Velodyne’s 2020 revenue guidance and outlook through 2024 are reaffirmed

•	Velodyne’s customer agreements represent approximately $970mm in expected revenue through 2024, a $130mm increase from time of initial transaction announcement on July 2, 2020

•	Velodyne successfully defended patents, with Hesai settlement announced in July 2020

•	Velodyne won “Hardware Supplier of the Year” – TU Automotive Awards, August 2020

•	SPACInsider-hosted investor presentation, open to the public, scheduled for 1:00pm ET on Tuesday, September 1

HOUSTON, August 31, 2020 / PRNewswire / Graf Industrial Corp. ("GRAF") (NYSE: GRAF, GRAF.U, GRAF WS), a special purpose acquisition company, announced today a business update for Velodyne Lidar, Inc. ("Velodyne" or the "Company"), with which GRAF expects to consummate its previously announced business combination (the “business combination”).

Velodyne reaffirmed its $101mm 2020 revenue guidance and multi-year revenue outlook through 2024. The proportion of the future revenue outlook supported by customer agreements has increased as the number of multi-year agreements entered into by Velodyne has increased to 18 (+2) since the announcement of the proposed business combination on July 2, 2020 (the “announcement”), with approximately 56% (+8% since the announcement ) of the 2024 revenue outlook now represented by customer agreements. Customer agreements now represent a total of approximately $970mm of revenue through 2024, an increase of approximately $130mm since the announcement.

Velodyne successfully defended its patents, with a settlement with Hesai announced in July 2020). Also since the announcement, commercial production on a variety of products has ramped up and achieved scale in Thailand.

Velodyne was awarded “Hardware Supplier of the Year” at the TU Automotive Awards in August 2020.

The announced business combination remains on track for a September 2020 closing, subject to certain closing conditions including but not limited to clearance by the Securities and Exchange Commission, approval of the business combination by the GRAF’s stockholders and the satisfaction or waiver of other conditions under the Merger Agreement.

Anand Gopalan, CEO of Velodyne, remarked, “As we continue to execute on our business model and build our product and customer pipeline, I am excited about our customers’ continued commitment to their lidar-enabled product roadmaps. Velodyne remains the leading provider of lidar and offers both rotational and solid-state lidar solutions. We help our customers deliver advanced and autonomous mobility solutions across multiple industries.”

Dr. Gopalan and Velodyne CFO Drew Hamer, along with GRAF CEO, James Graf, will participate in a presentation and Q&A webinar open to the public hosted by SPACInsider to be held at 1:00pm ET, Tuesday, September 1, with registration available at https://zoom.us/webinar/register/9115984667020/WN_BbJPw5VNS_eFI_2ur9pZ9g.

About Graf Industrial Corp.

Graf Industrial Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. GRAF began trading on the NYSE in October 2018 and its common stock, units and warrants trade under the ticker symbols GRAF, GRAF.U and GRAF WS, respectively. GRAF's website is www.grafacq.com.

About Velodyne Lidar, Inc.

Velodyne Lidar is a global leader in lidar technology providing real-time 3D vision for autonomous systems thereby empowering the autonomous revolution by allowing machines to see their surroundings. Its lidar-based smart vision solutions are well known in the automotive industry, but also deployed in many nonautomotive applications, such as last-mile delivery, autonomous mobile robots, unmanned aerial vehicles (UAVs), advanced security systems, and smart city initiatives. Velodyne's website is www.velodyne.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose", “guidance”, “outlook”, “reaffirm” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GRAF's or Velodyne's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet the NYSE's listing standards; costs related to the business combination; Velodyne's ability to manage growth; Velodyne's ability to execute its business plan; the timing of revenues from existing customers, including uncertainties related to the ability of Velodyne's customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the COVID-19 pandemic on Velodyne's and its customers' businesses; uncertainties related to Velodyne's estimates of the size of the markets for its products; the rate and degree of market acceptance of Velodyne's products; the success of other competing lidar and sensor-related products and services that exist or may become available; Velodyne's ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne's profitability; uncertainties related to Velodyne's current litigation and potential litigation involving GRAF or Velodyne or the validity or enforceability of Velodyne's intellectual property; and general economic and market conditions impacting demand for Velodyne's products and services. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, the failure to satisfy other closing conditions under the Merger Agreement, and other risks and uncertainties included in the proxy statement relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC. Neither GRAF nor Velodyne undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, GRAF filed a preliminary proxy statement and intends to file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The stockholders of GRAF and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in each case filed in connection the business combination, as these materials will contain important information about Velodyne, GRAF and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of GRAF as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement and any amendments thereto, the definitive proxy statements and other documents filed with the SEC by GRAF, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669.

Participants in the Solicitation

GRAF and its directors and executive officers may be deemed participants in the solicitation of proxies from stockholders of Graf Industrial Corp. with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests is contained in GRAF’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is contained in the preliminary proxy statement and will be contained in the definitive proxy statement for the business combination when available.

No Offer or Solicitation

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contact information

Graf Industrial Corp.
James Graf
Chief Executive Officer
james@grafacq.com

Velodyne Lidar, Inc.
Andrew Hamer
Chief Financial Officer
InvestorRelations@velodyne.com

SOURCE: Graf Industrial Corp.